July 3, 2006

THE DREYFUS/LAUREL FUNDS, INC. DREYFUS PREMIER BALANCED FUND Supplement to Prospectus dated March 1, 2006

     At a meeting of the Board of Directors held on May 22, 2006, the Board approved certain investment management changes to the Fund, which include:

  the appointment of a new primary portfolio manager for the asset allocation and equity por- tion of the Fund a change to the Fund's investment objective

I. APPOINTMENT OF A NEW PRIMARY PORTFOLIO MANAGER

     Effective on or about August 1, 2006, John B. Jares, a chartered financial analyst, will manage the Fund's asset allocation and the equity portion of the Fund's portfolio. Mr. Jares has been employed by The Dreyfus Corporation (Dreyfus) since May 2006 and The Boston Company Asset Management, LLC, an affiliate of Dreyfus, since July 2006. He is also a vice president of investments of Founders Asset Management LLC (Founders), an affiliate of Dreyfus, where he has been employed since November 2001. Prior to joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from May 2000 to November 2001.

II. CHANGE TO THE FUND'S INVESTMENT OBJECTIVE

     Effective on or about August 1, 2006, the Fund's non-fundamental investment objective will change from seeking to outperform a hybrid index, 60% of which is Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and 40% of which is the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") to seeking total return (consisting of capital appreciation and income).

III. EFFECTIVE ON OR ABOUT AUGUST 1, 2006, THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE FOURTH AND FIFTH PARAGRAPHS CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED

"GOAL/APPROACH."

     In choosing stocks, the portfolio managers use a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. The portfolio managers use a consistent, bottom-up approach that emphasizes individual stock selection to build the equity portion of the fund's portfolio.The portfolio managers go beyond Wall Street analysis and perform qualitative and quantitative in-house research to determine whether companies meet their investment criteria.

     The portfolio managers monitor the stocks in the fund's portfolio, and consider selling a security if the company's business momentum deteriorates or valuation becomes excessive.The portfolio managers also may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, the portfolio managers may sell a security if better investment opportunities emerge elsewhere, or if the portfolio managers change the fund's industry or sector weightings.

(Continued on Reverse Side)

IV. EFFECTIVE ON OR ABOUT AUGUST 1, 2006, THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MAIN RISKS."

  Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inor- dinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing value stocks).